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                                                                      EXHIBIT 21

                             BOYKIN LODGING COMPANY
             SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 2005

NAME                                           STATE                   OWNERSHIP PERCENT

Boykin Hotel Properties, L.P. ("BHPLP")        Ohio                    85%

West Doughboy LLC                              Delaware                100% (by BHPLP)

Red Lion Inns Operating, L.P.                  Delaware                99% (by BHPLP)
                                                                       1% (by West Doughboy LLC)

Boykin Kansas City, L.L.C.                     Ohio                    100% (by BHPLP)

Boykin/AEW LLC ("BOYAEW")                      Delaware                25% (by BHPLP)

Boykin Chicago, L.L.C. ("Boykin Chicago")      Ohio                    75% (by BOYAEW)
                                                                       25% (by BHPLP)

71 E. Wacker Leasing, Inc.                     Delaware                100% (by Boykin Chicago)

Boykin Southfield L.L.C.                       Delaware                100% (by BHPLP)

Boykin Marco LLC                               Delaware                100% (by BHPLP)

Boykin Washington I LLC                        Delaware                100% (by BHPLP)

Boykin San Diego, L.L.C.                       Ohio                    99% (by BHPLP)
                                                                       1% (by BellBoy, Inc. "BellBoy")

Boykin Holding, LLC ("Boykin Holding")         Delaware                100% (by BHPLP)

Boykin Berkeley, LLC                           Delaware                100% (by Boykin Holding)

Boykin Buffalo, LLC                            Delaware                100% (by Boykin Holding)

Boykin Cleveland, LLC                          Delaware                100% (by Boykin Holding)

Boykin Crabtree, LLC                           Delaware                100% (by Boykin Holding)

Boykin Fort Myers, LLC                         Delaware                100% (by Boykin Holding)

BoyCon Manager LLC                             Delaware                100% (by BHPLP)

BoyCon L.L.C. ("BoyCon")                       Delaware                49% (by BHPLP)

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
                                                                       1% (by BoyCon Manager LLC)

BoyCon Leasing, Inc.                           Ohio                    100% (by BoyCon)

BellBoy                                        Delaware                100% (by BHPLP)

White Sand Villas Development, LLC             Delaware                100% (by BellBoy)

BeachBoy, LLC                                  Delaware                100% (by BellBoy)

Sanibel View Development, LLC                  Delaware                100% (by BellBoy)

Captiva Villas Development LLC                 Delaware                100% (by BellBoy)

Kansas City Leasing LLC                        Delaware                100% (by BellBoy)

Berkeley Leasing I LLC                         Delaware                100% (by BellBoy)

Buffalo Leasing LLC                            Delaware                100% (by BellBoy)

Cleveland Leasing LLC                          Delaware                100% (by BellBoy)

Crabtree Leasing LLC                           Delaware                100% (by BellBoy)

Fort Myers Leasing LLC                         Delaware                100% (by BellBoy)

Westboy LLC                                    Delaware                100% (by BellBoy)

Highpoint Leasing LLC                          Delaware                100% (by BellBoy)

Columbus Leasing LLC                           Delaware                100% (by BellBoy)

Melbourne Q Leasing LLC                        Delaware                100% (by BellBoy)

Melbourne H Leasing LLC                        Delaware                100% (by BellBoy)

French Lick Leasing LLC                        Delaware                100% (by BellBoy)

Southfield Leasing LLC                         Delaware                100% (by BellBoy)

Marco Leasing LLC                              Delaware                100% (by BellBoy)

Lodging I.T. LLC                               Delaware                100% (by BellBoy)

Pink Shell Realty LLC                          Delaware                100% (by BellBoy)

Melbourne Suites Development LLC               Delaware                100% (by BellBoy)

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
Beachfront Acquisition LLC                     Delaware                100% (by BellBoy)

Marathon Partners Manager LLC                  Delaware                100% (by BellBoy)

Marathon Partners LLC                          Delaware                50% (by Marathon Partners Manager LLC)